Exhibit 99.1


                                       Thursday, February 6, 2003


           Gannett Co., Inc. Reports Fourth Quarter
                 And 2002 Full-Year Results


     McLEAN, VA Gannett Co., Inc. (NYSE: GCI) reported today that 2002 fourth quarter earnings per diluted share, on a GAAP (generally accepted accounting principles) basis, were $1.29 versus 93 cents per share for the fourth quarter of 2001, a 39 percent increase. For the full year 2002, diluted earnings per share, on a GAAP basis, were $4.31, a 38 percent increase over the $3.12 for 2001.

     Net income increased 40 percent to $347 million in the fourth quarter of 2002 versus $248.4 million in the same quarter of last year. Operating cash flow (defined as operating income plus depreciation and amortization) rose 14 percent to $624.6 million in 2002's fourth quarter from $547.3 million in the year earlier quarter, reflecting very strong television results and another quarter of improved newspaper performance. Total operating revenues for the company increased 7 percent to $1.73 billion in the quarter from $1.61 billion in the similar interval in 2001.
For the full year net income rose 40 percent to $1.16 billion from $831.2 million in 2001. Operating cash flow rose 6 percent to $2.1 billion from $2.0 billion in 2001. Operating revenues increased 2 percent to $6.42 billion for the year.

     If SFAS No. 142 (which changes the accounting rules for goodwill and intangible assets) had been in effect for all of 2001, defined as "comparable basis," earnings per diluted share would have increased 13 percent for the quarter from $1.14 in 2001 to $1.29 in 2002. For the full year, earnings per diluted share would have risen 10 percent to $4.31 from $3.92. On a comparable basis, operating income for the fourth quarter would have been up 14 percent from last year's $498.3 million. Net income would have increased 14 percent from $305.5 million to $347 million in the fourth quarter and 11 percent, from $1 billion to $1.2 billion, for the full year on a comparable basis. Included in the press release are "comparable basis" schedules detailing fourth quarter and full year results for 2001 as if SFAS No. 142 had been adopted at the beginning of 2001.

     Average diluted shares outstanding in the fourth quarter totaled 269,799,000 compared with 267,352,000 in 2001's fourth quarter. Average diluted shares outstanding for all of 2002 were 269,286,000 versus 266,833,000 in 2001.

     Commenting on the company's performance, Douglas H. McCorkindale, Chairman, President and CEO, said: "We are very pleased to report another quarter of strong year-over-year earnings growth led by robust television results and another solid performance by our newspaper operations. Our television properties achieved strong year-over-year gains propelled by record political advertising spending and a continued favorable advertising environment for our highly rated television stations. Our newspaper operations reported their best quarter of revenue and operating cash flow gains all year. Newsprint expense declined 13 percent for the quarter. In the UK, our Newsquest properties achieved their strongest advertising revenue gains all year in the fourth quarter and made a strong contribution to earnings."

                        NEWSPAPERS

     Total newspaper segment operating cash flow increased 8 percent to $506.3 million in the fourth quarter, versus $468.8 million in the same quarter of 2001. Operating revenues were $1.5 billion for the quarter. Assuming Gannett had owned the same group of newspapers in both the fourth quarter of this year and last year, advertising revenues would have risen 4 percent. On the same basis, local advertising revenues were 3 percent higher, classified increased 6 percent and national revenues rose 5 percent.
Newspaper ad volume increased 4 percent. Reported newsprint expense declined in the quarter, reflecting substantially lower year-over-year prices but a small uptick in consumption.

     At USA TODAY, advertising revenues increased 2 percent in the fourth quarter, the first year-over-year gain in advertising revenues since the fourth quarter of 2000. Paid advertising pages totaled 1,438 compared with 1,512 in the same quarter of 2001. For the full year, USA TODAY's advertising revenues declined 6 percent to $314 million and paid pages totaled 4,869, an 11 percent decline.

                        TELEVISION

     In the fourth quarter of 2002, television operating cash flow jumped 41 percent to $128.7 million from $91.2 million in the year earlier quarter. Television revenues rose 27 percent to $228.8 million reflecting record political advertising and solid growth in other categories.


     At the end of the year, Gannett had more than 100 domestic publishing Web sites, including USATODAY.com, one of the most popular newspaper sites on the Web. The company also had Web sites in all of its 19 television markets. In December, Gannett's consolidated domestic Internet audience share was 11.8 million unique visitors reaching about 9 percent of the Internet audience according to Nielsen//Net Ratings. Newsquest is also an Internet leader in the United Kingdom where its network of Web sites attracts more than 14.3 million monthly page impressions from more than 1.1 million unique users. For the year, the company generated approximately $91 million of revenues from Internet activities, about a 27 percent increase over last year.

     All references in this release to "comparable" financial results and "operating cash flow" are to non-GAAP financial measures. Management believes that this use allows management and investors to analyze and compare the Company's results in a more meaningful and consistent manner.

     Gannett Co., Inc. is a leading international news and information company that publishes 94 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns in excess of 400 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes more than 300 titles, including 15 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 22 television stations in the United States and is an Internet leader with sites sponsored by most of its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the web.

     Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

     Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.


For investor inquiries, contact:

Gracia Martore
Senior Vice President and Chief Financial Officer
703-854-6918
gmartore@gannett.com

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)


                                  Thirteen weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)
Net Operating Revenues:
Newspaper advertising       $   1,100,021    $   1,052,895       4.5
Newspaper circulation             296,192          296,959      (0.3)
Television                        228,779          180,118      27.0
Other                             101,230           83,185      21.7
                            -------------    -------------     ------
Total                           1,726,222        1,613,157       7.0
                            -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                     838,750          820,765       2.2
Selling, general and
 administrative expenses,
 exclusive of depreciation        262,893          245,102       7.3
Depreciation                       53,814           47,200      14.0
Amortization of intangible
 assets                             1,830           61,254     (97.0)
                            -------------    -------------     ------
Total                           1,157,287        1,174,321      (1.5)
                            -------------    -------------     ------
Operating income                  568,935          438,836      29.6
                            -------------    -------------     ------
Non-operating income
 (expense):
Interest expense                  (36,795)         (31,084)     18.4
Other                              (7,034)           1,110    (733.7)
                            -------------    -------------     ------
Total                             (43,829)         (29,974)     46.2
                            -------------    -------------     ------

Income before income taxes        525,106          408,862      28.4
Provision for income taxes        178,100          160,500      11.0
                            -------------    -------------     ------
Net income                  $     347,006    $     248,362      39.7
                            =============    =============     ======

Net income per share-basic          $1.30            $0.94      38.3
                                    =====            =====     ======
Net income per share-diluted        $1.29            $0.93      38.7
                                    =====            =====     ======
Dividends per share                 $0.24            $0.23       4.3
                                    =====            =====     ======


Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)


                                 Fifty-two weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)
Net Operating Revenues:
Newspaper advertising       $   4,122,685    $   4,119,773       0.1
Newspaper circulation           1,182,103        1,188,467      (0.5)
Television                        771,303          662,652      16.4
Other                             346,158          328,714       5.3
                            -------------    -------------     ------
Total                           6,422,249        6,299,606       1.9
                            -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                   3,254,003        3,275,522      (0.7)
Selling, general and
 administrative expenses,
 exclusive of depreciation      1,019,493          990,472       2.9
Depreciation                      215,117          202,456       6.3
Amortization of intangible
 assets                             7,327          241,321     (97.0)
                            -------------    -------------     ------
Total                           4,495,940        4,709,771      (4.5)
                            -------------    -------------     ------
Operating income                1,926,309        1,589,835      21.2
                            -------------    -------------     ------
Non-operating income
(expense):
Interest expense                 (146,359)        (221,854)    (34.0)
Other                             (15,422)           2,616    (689.5)
                            -------------    -------------     ------
Total                            (161,781)        (219,238)    (26.2)
                            -------------    -------------     ------

Income before income taxes      1,764,528        1,370,597      28.7
Provision for income taxes        604,400          539,400      12.1
                            -------------    -------------     ------
Net income                  $   1,160,128    $     831,197      39.6
                            =============    =============     ======

Net income per share-basic          $4.35            $3.14      38.5
                                    =====            =====     ======
Net income per share-diluted        $4.31            $3.12      38.1
                                    =====            =====     ======
Dividends per share                 $0.94            $0.90       4.4
                                    =====            =====     ======

Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                  Thirteen weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)

Net Operating Revenues:
Newspaper publishing        $   1,497,443    $   1,433,039       4.5
Television                        228,779          180,118      27.0
                            -------------    -------------     ------
Total                       $   1,726,222    $   1,613,157       7.0
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $     461,438    $     379,483      21.6
Television                        122,394           74,771      63.7
Corporate                         (14,897)         (15,418)      3.4
                            -------------    -------------     ------
Total                       $     568,935    $     438,836      29.6
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $      44,867    $      89,363     (49.8)
Television                          6,281           16,458     (61.8)
Corporate                           4,496            2,633      70.8
                            -------------    -------------     ------
Total                       $      55,644    $     108,454     (48.7)
                            =============    =============     ======
Operating Cash Flow (1):
Newspaper publishing        $     506,305    $     468,846       8.0
Television                        128,675           91,229      41.0
Corporate                         (10,401)         (12,785)     18.6
                            -------------    -------------     ------
Total                       $     624,579    $     547,290      14.1
                            =============    =============     ======
After-tax Cash Flow (2):
Total                       $     402,650    $     356,816      12.8
                            =============    =============     ======


(1) Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.

(2) After-tax Cash Flow represents net income after tax plus depreciation and amortization expense.

Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                 Fifty-two weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)

Net Operating Revenues:
Newspaper publishing        $   5,650,946    $   5,636,954       0.2
Television                        771,303          662,652      16.4
                            -------------    -------------     ------
Total                       $   6,422,249    $   6,299,606       1.9
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $   1,615,664    $   1,400,609      15.4
Television                        371,132          249,783      48.6
Corporate                         (60,487)         (60,557)      0.1
                            -------------    -------------     ------
Total                       $   1,926,309    $   1,589,835      21.2
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $     181,669     $    369,044     (50.8)
Television                         25,429           67,639     (62.4)
Corporate                          15,346            7,094     116.3
                            -------------    -------------     ------
Total                       $     222,444     $    443,777     (49.9)
                            =============    =============     ======
Operating Cash Flow (1):
Newspaper publishing        $   1,797,333    $   1,769,653       1.6
Television                        396,561          317,422      24.9
Corporate                         (45,141)         (53,463)     15.6
                            -------------    -------------     ------
Total                       $   2,148,753    $   2,033,612       5.7
                            =============    =============     ======

After-tax Cash Flow (2):
Total                       $   1,382,572    $   1,274,974       8.4
                            =============    =============     ======


(1) Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.

(2) After-tax Cash Flow represents net income after tax plus depreciation and amortization expense.

Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.

COMPARABLE BASIS CONSOLIDATED STATEMENTS OF INCOME (1)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                  Thirteen weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)
Net Operating Revenues:
Newspaper advertising       $   1,100,021    $   1,052,895       4.5
Newspaper circulation             296,192          296,959      (0.3)
Television                        228,779          180,118      27.0
Other                             101,230           83,185      21.7
                            -------------    -------------     ------
Total                           1,726,222        1,613,157       7.0
                            -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                     838,750          820,765       2.2
Selling, general and
 administrative expenses,
 exclusive of depreciation        262,893          245,102       7.3
Depreciation                       53,814           47,200      14.0
Amortization of intangible
 assets                             1,830            1,834      (0.2)
                            -------------    -------------     ------
Total                           1,157,287        1,114,901       3.8
                            -------------    -------------     ------
Operating income                  568,935          498,256      14.2
                            -------------    -------------     ------
Non-operating income
 (expense):
Interest expense                  (36,795)         (31,084)     18.4
Other                              (7,034)           1,110    (733.7)
                            -------------    -------------     ------
Total                             (43,829)         (29,974)     46.2
                            -------------    -------------     ------
Income before income taxes        525,106          468,282      12.1
Provision for income taxes        178,100          162,800       9.4
                            -------------    -------------     ------
Net income                  $     347,006    $     305,482      13.6
                            =============    =============     ======

Net income per share-basic          $1.30            $1.15      13.0
                                    =====            =====     ======
Net income per share-diluted        $1.29            $1.14      13.2
                                    =====            =====     ======
Dividends per share                 $0.24            $0.23       4.3
                                    =====            =====     ======

(1) As if Statement of Financial Accounting Standards No. 142
    (SFAS No. 142) had been adopted at the beginning of 2001.

 Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.

COMPARABLE BASIS CONSOLIDATED STATEMENTS OF INCOME (1)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                 Fifty-two weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)
Net Operating Revenues:
Newspaper advertising       $   4,122,685    $   4,119,773       0.1
Newspaper circulation           1,182,103        1,188,467      (0.5)
Television                        771,303          662,652      16.4
Other                             346,158          328,714       5.3
                            -------------    -------------     ------
Total                           6,422,249        6,299,606       1.9
                            -------------    -------------     ------
Operating Expenses:
Cost of sales and operating
 expenses, exclusive of
 depreciation                   3,254,003        3,275,522      (0.7)
Selling, general and
 administrative expenses,
 exclusive of depreciation      1,019,493          990,472       2.9
Depreciation                      215,117          202,456       6.3
Amortization of intangible
 assets                             7,327            7,333      (0.1)
                            -------------    -------------     ------
Total                           4,495,940        4,475,783       0.5
                            -------------    -------------     ------
Operating income                1,926,309        1,823,823       5.6
                            -------------    -------------     ------
Non-operating income
 (expense):
Interest expense                 (146,359)        (221,854)    (34.0)
Other                             (15,422)           2,616    (689.5)
                            -------------    -------------     ------
Total                            (161,781)        (219,238)    (26.2)
                            -------------    -------------     ------
Income before income taxes      1,764,528        1,604,585      10.0
Provision for income taxes        604,400          557,700       8.4
                            -------------    -------------     ------
Net income                  $   1,160,128    $   1,046,885      10.8
                            =============    =============     ======

Net income per share-basic          $4.35            $3.95      10.1
                                    =====            =====     ======
Net income per share-diluted        $4.31            $3.92       9.9
                                    =====            =====     ======
Dividends per share                 $0.94            $0.90       4.4
                                    =====            =====     ======

(1) As if Statement of Financial Accounting Standards No. 142
    (SFAS No. 142) had been adopted at the beginning of 2001.

Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.

COMPARABLE BASIS BUSINESS SEGMENT INFORMATION (1)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                  Thirteen weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)

Net Operating Revenues:
Newspaper publishing        $   1,497,443    $   1,433,039       4.5
Television                        228,779          180,118      27.0
                            -------------    -------------     ------
Total                       $   1,726,222    $   1,613,157       7.0
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $     461,438    $     428,311       7.7
Television                        122,394           85,363      43.4
Corporate                         (14,897)         (15,418)      3.4
                            -------------    -------------     ------
Total                       $     568,935    $     498,256      14.2
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $      44,867    $      40,535      10.7
Television                          6,281            5,866       7.1
Corporate                           4,496            2,633      70.8
                            -------------    -------------     ------
Total                       $      55,644    $      49,034      13.5
                            =============    =============     ======
Operating Cash Flow (2):
Newspaper publishing        $     506,305    $     468,846       8.0
Television                        128,675           91,229      41.0
Corporate                         (10,401)         (12,785)     18.6
                            -------------    -------------     ------
Total                       $     624,579    $     547,290      14.1
                            =============    =============     ======
After-tax Cash Flow (3):
Total                       $     402,650    $     354,516      13.6
                            =============    =============     ======

(1) As if Statement of Financial Accounting Standards No. 142
    (SFAS No. 142) had been adopted at the beginning of 2001.

(2) Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.

(3) After-tax Cash Flow represents net income after tax plus depreciation and amortization expense.

Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.

COMPARABLE BASIS BUSINESS SEGMENT INFORMATION (1)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                 Fifty-two weeks ended         % Inc
                            Dec. 29, 2002    Dec. 30, 2001      (Dec)

Net Operating Revenues:
Newspaper publishing        $   5,650,946    $   5,636,954       0.2
Television                        771,303          662,652      16.4
                            -------------    -------------     ------
Total                       $   6,422,249    $   6,299,606       1.9
                            =============    =============     ======
Operating Income (net
 of depreciation and
 amortization):
Newspaper publishing        $   1,615,664    $   1,592,389       1.5
Television                        371,132          291,991      27.1
Corporate                         (60,487)         (60,557)      0.1
                            -------------    -------------     ------
Total                       $   1,926,309    $   1,823,823       5.6
                            =============    =============     ======
Depreciation and
 Amortization:
Newspaper publishing        $     181,669    $     177,264       2.5
Television                         25,429           25,431      (0.0)
Corporate                          15,346            7,094     116.3
                            -------------    -------------     ------
Total                       $     222,444    $     209,789       6.0
                            =============    =============     ======
Operating Cash Flow (2):
Newspaper publishing        $   1,797,333    $   1,769,653       1.6
Television                        396,561          317,422      24.9
Corporate                         (45,141)         (53,463)     15.6
                            -------------    -------------     ------
Total                       $   2,148,753    $   2,033,612       5.7
                            =============    =============     ======
After-tax Cash Flow (3):
Total                       $   1,382,572    $   1,256,674      10.0
                            =============    =============     ======

(1) As if Statement of Financial Accounting Standards No. 142
    (SFAS No. 142) had been adopted at the beginning of 2001.

(2) Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.

(3) After-tax Cash Flow represents net income after tax plus depreciation and amortization expense.

Note: Certain immaterial charges relating to sales promotions have been reclassified from cost of sales and operating expenses to a reduction of circulation revenue; the reclassification had no effect on operating income or net income.